SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             -----------------------


                      Date of Report
                      (Date of earliest
                      event reported):        December 14, 2001


                        Capitol Transamerica Corporation
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             (Exact name of registrant as specified in its charter)


   Wisconsin                     0-2047                        39-1052658
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(State or other             (Commission File                 (IRS Employer
jurisdiction of                  Number)                  Identification No.)
incorporation)


              4610 University Avenue, Madison, Wisconsin 73705-0900
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          (Address of principal executive offices, including zip code)


                                 (608) 231-4450
                         (Registrant's telephone number)

Item 5.  Other Events.

         On December 14, 2001, Capitol Transamerica Corporation, a Wisconsin corporation (the "Company"), issued a press release announcing that the Wisconsin Commissioner of Insurance has approved the acquisition of the Company by Alleghany Corporation, a Delaware corporation ("Alleghany"), as contemplated by that Agreement and Plan of Merger (the "Merger Agreement"), dated as of July 20, 2001, providing for the merger (the "Merger") of ABC Acquisition Corp., a Wisconsin corporation and wholly-owned subsidiary of Alleghany, with and into the Company. A copy of the Merger Agreement and the press release relating to the announcement of the Merger were filed as exhibits to the Company's Current Report on Form 8-K, dated July 20, 2001. A copy of the press release announcing the approval by the Wisconsin Commissioner of Insurance is attached hereto as
Exhibit 99.1 and is incorporated by reference herein.


Item 7.  Financial Statements and Exhibits.

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits. The following exhibits are being filed herewith:

                  99.1     Press Release, dated December 14, 2001.



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
                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CAPITOL TRANSAMERICA CORPORATION



Date:  December 14, 2001                 By:   /s/ George A. Fait
                                            ---------------------------------
                                             George A. Fait
                                             Chairman of the Board and President







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

                        CAPITOL TRANSAMERICA CORPORATION

                   Exhibit Index to Current Report on Form 8-K
                             Dated December 14, 2001


Exhibit
Number

99.1     Capitol Transamerica Corporation Press Release, dated December 14,
         2001.










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